UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 29, 2017

Pulse Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-37744	46-5696597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3957 Point Eden Way

Hayward, California 94545

(Address of principal executive offices, including zip code)

(510) 906-4600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                   ☒

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

On September 29, 2017, the Board of Directors (the “Board”) of Pulse Biosciences, Inc. (the “Company”) amended and restated the Company’s bylaws (as so amended and restated, the “Bylaws”) to, among other things:

•

update the procedures for annual and special meetings of the Company’s stockholders, including to permit a stockholder holding at least ten percent (10%) of the Company’s outstanding shares of common stock to call a special meeting;

•	permit actions by stockholders to be taken only at an annual or special meeting, and not through an action by written consent;
•	implement advance notice provisions for director nominations, or other business to be brought, by a stockholder at a meeting of the Company’s stockholders;
•	clarify the mechanisms for granting of proxies, including limiting any stockholder proxy to seven years;
•	update the procedures to appoint inspector(s) of elections;
•	amend certain general corporate provisions, including those related to procedures of the Board and committees thereof and the mechanisms for delivery of notice of special meetings of the Board;
•	update and clarify certain general corporate provisions, including those related to maintenance of the Company’s stock ledger and execution of stock certificates;
•	update the Company’s indemnification provisions;
•	permit removal of directors as permitted under the Nevada Revised Statutes (“NRS”);
•	opt-out of the provisions of the NRS Sections 78.378 to 78.3793, inclusive, or any successor statutes, relating to acquisitions of controlling interests; and
•	conform various provisions of the Bylaws more closely with the requirements of the NRS.

The foregoing description of the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is attached as Exhibit 3.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Pulse Biosciences, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pulse Biosciences, Inc.

By:	/s/ Brian B. Dow
Brian B. Dows Chief Financial Officer, Senior Vice President, Secretary and Treasurer (Principal Financial and Principal Accounting Officer)

Date: October 2, 2017

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Pulse Biosciences, Inc.